Lord Abbett
Quarterly Portfolio Holdings Report

Lord Abbett

Mid Cap Stock Fund

For the period ended March 31, 2024

Schedule of Investments (unaudited)

LORD ABBETT MID CAP STOCK FUND, INC. March 31, 2024

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 99.22%

COMMON STOCKS 99.22%

Banks 1.79%
East West Bancorp, Inc.	275,990	$21,833,569

Beverages 1.50%
Carlsberg AS Class B(a)	133,790	18,321,881

Building Products 5.72%
Allegion PLC (Ireland)(b)	146,723	19,765,055
Builders FirstSource, Inc.*	104,070	21,703,799
Masco Corp.	358,060	28,243,773
Total		69,712,627

Capital Markets 5.85%
Ameriprise Financial, Inc.	49,730	21,803,621
KKR & Co., Inc.	273,310	27,489,520
Moelis & Co. Class A	386,950	21,967,151
Total		71,260,292

Chemicals 1.30%
Avient Corp.	365,360	15,856,624

Communications Equipment 1.13%
F5, Inc.*	72,390	13,724,420

Construction & Engineering 1.72%
EMCOR Group, Inc.	59,760	20,927,952

Construction Materials 3.19%
CRH PLC (Ireland)(b)	230,710	19,901,045
Eagle Materials, Inc.	70,030	19,030,652
Total		38,931,697

Consumer Staples Distribution & Retail 3.73%
BJ’s Wholesale Club
Holdings, Inc.*	251,626	19,035,507
Target Corp.	149,242	26,447,175
Total		45,482,682

Containers & Packaging 1.15%
Avery Dennison Corp.	62,940	14,051,355
Investments	Shares	Fair Value
Electric: Utilities 4.25%
Entergy Corp.	186,380	$19,696,638
FirstEnergy Corp.	443,479	17,127,159
Portland General Electric Co.	355,383	14,926,086
Total		51,749,883

Electronic Equipment, Instruments & Components 6.31%
Crane NXT Co.	200,810	12,430,139
Keysight Technologies, Inc.*	113,710	17,781,970
Littelfuse, Inc.	46,683	11,313,625
TD SYNNEX Corp.	160,220	18,120,882
Teledyne Technologies, Inc.*	40,090	17,211,439
Total		76,858,055

Energy Equipment & Services 1.00%
Liberty Energy, Inc.	587,800	12,179,216

Financial Services 1.50%
Global Payments, Inc.	136,470	18,240,580

Ground Transportation 2.65%
Landstar System, Inc.	89,230	17,199,975
Norfolk Southern Corp.	59,170	15,080,658
Total		32,280,633

Health Care Providers & Services 8.62%
Cencora, Inc.	113,230	27,513,758
Laboratory Corp. of America Holdings	112,490	24,574,565
Molina Healthcare, Inc.*	73,370	30,142,597
Tenet Healthcare Corp.*	216,640	22,771,030
Total		105,001,950

Hotels, Restaurants & Leisure 1.17%
Caesars Entertainment, Inc.*	325,600	14,241,744

Household Durables 1.23%
Helen of Troy Ltd.*	130,315	15,017,501

See Notes to Schedule of Investments.	1

Schedule of Investments (unaudited)(continued)

LORD ABBETT MID CAP STOCK FUND, INC. March 31, 2024

Investments	Shares	Fair Value
Insurance 10.68%
Allstate Corp.	131,550	$22,759,466
American Financial Group, Inc.	135,253	18,459,329
Arch Capital Group Ltd.*	204,370	18,891,963
Arthur J Gallagher & Co.	49,980	12,496,999
Kemper Corp.	367,560	22,759,315
RenaissanceRe Holdings Ltd.	80,341	18,882,545
White Mountains Insurance Group Ltd.	8,840	15,861,612
Total		130,111,229

Leisure Products 1.09%
Brunswick Corp.	138,230	13,341,960

Machinery 4.72%
Crane Co.	96,245	13,005,587
Cummins, Inc.	51,370	15,136,171
Parker-Hannifin Corp.	52,850	29,373,501
Total		57,515,259

Media 1.00%
Nexstar Media Group, Inc.	70,690	12,179,180

Multi-Utilities 1.41%
CMS Energy Corp.	284,250	17,151,645

Oil, Gas & Consumable Fuels 6.04%
Chesapeake Energy Corp.	266,302	23,655,607
Devon Energy Corp.	490,030	24,589,705
Permian Resources Corp.	1,436,320	25,365,411
Total		73,610,723

Professional Services 4.14%
CACI International, Inc. Class A*	39,520	14,971,362
Maximus, Inc.	215,790	18,104,781
WNS Holdings Ltd. (India)*(b)	344,850	17,425,270
Total		50,501,413
Investments	Shares	Fair Value
Real Estate Management & Development 1.75%
CBRE Group, Inc. Class A*	218,840	$21,280,002

Residential REITS 1.07%
American Homes 4 Rent Class A	355,390	13,071,244

Retail REITS 1.02%
Kimco Realty Corp.	637,530	12,501,963

Semiconductors & Semiconductor Equipment 2.50%
Silicon Motion Technology Corp. ADR	158,200	12,171,908
Teradyne, Inc.	162,160	18,296,513
Total		30,468,421

Software 1.04%
Aspen Technology, Inc.*	59,390	12,666,699

Specialty Retail 3.90%
Academy Sports & Outdoors, Inc.	228,930	15,461,932
Best Buy Co., Inc.	242,690	19,907,861
Valvoline, Inc.*	272,940	12,164,936
Total		47,534,729

Technology Hardware, Storage & Peripherals 1.90%
NetApp, Inc.	220,340	23,129,090

Trading Companies & Distributors 3.15%
AerCap Holdings NV (Ireland)*(b)	277,080	24,081,023
Core & Main, Inc. Class A*	249,920	14,307,920
Total		38,388,943
Total Common Stocks (cost $908,010,101)		1,209,125,161

2	See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(concluded)

LORD ABBETT MID CAP STOCK FUND, INC. March 31, 2024

Investments	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS 1.09%

Repurchase Agreements 1.09%
Repurchase Agreement dated 3/28/2024, 2.800% due 4/1/2024 with Fixed Income Clearing Corp. collateralized by $13,718,100 of U.S. Treasury Bond at 4.250% due 2/15/2054; value: $13,553,879; proceeds: $13,292,202 (cost $13,288,068)	$13,288,068	$13,288,068

Total Investments in Securities 100.31% (cost $921,298,169)		1,222,413,229

Other Assets and Liabilities – Net (0.31)%		(3,751,687)

Net Assets 100.00%		$1,218,661,542

ADR	American Depositary Receipt.
REITS	Real Estate Investment Trusts.
*	Non-income producing security.
(a)	Investment in non-U.S. dollar denominated securities.
(b)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of March 31, 2024 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks
Beverages	$–	$18,321,881	$–	$18,321,881
Remaining Industries	1,190,803,280	–	–	1,190,803,280
Short-Term Investments
Repurchase Agreements	–	13,288,068	–	13,288,068
Total	$1,190,803,280	$31,609,949	$–	$1,222,413,229

(1)	Refer to Note 2(b) for a description of fair value measurements and the three tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the period in relation to the Fund’s net assets.

See Notes to Schedule of Investments.	3

Notes to Schedule of Investments (unaudited)

1.	ORGANIZATION

Lord Abbett Mid Cap Stock Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law on March 14, 1983.

The Fund’s investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), the Board has designated the determination of fair value of the Fund’s portfolio investment to Lord, Abbett & Co. LLC (“Lord Abbett”) as its valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a Pricing Committee that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of the portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities, and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Pricing Committee uses a third-party fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is

Notes to Schedule of Investments (unaudited)(continued)

used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of March 31, 2024 and, if applicable, Level 3 rollforwards for the period then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	FEDERAL TAX INFORMATION

It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open generally three years after the filing of the tax return. The statute of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

4.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement

Notes to Schedule of Investments (unaudited)(concluded)

with the Fund or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of March 31, 2024, the Fund did not have any securities on loan.

QPHR-MIDCAP-1Q
(05/24)